                         NOTICE OF GUARANTEED DELIVERY
                                      FOR
                        TENDER OF SHARES OF COMMON STOCK
                                       OF

                            NEW WEST EYEWORKS, INC.
                         PURSUANT TO OFFER TO PURCHASE
                              DATED JULY 20, 1998
                                       BY

                              NW ACQUISITION CORP.
                           A WHOLLY-OWNED SUBSIDIARY
                                       OF

                        NATIONAL VISION ASSOCIATES, LTD.

                   (Not to be Used for Signature Guarantees)

     As set forth in Section 2 of the Offer to Purchase (as defined below), this form or one substantially equivalent hereto must be used to accept the Offer (as defined below) if certificates representing shares of Common Stock, par value $.01 per share (the "Shares"), of New West Eyeworks, Inc., a Delaware corporation (the "Company"), are not immediately available, or if the procedures for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach the Depositary prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase). Such form may be delivered by hand or transmitted by telegram, facsimile transmission or mail, to the Depositary, and must include a guarantee by an Eligible Institution (as defined in Section 2 of the Offer to Purchase). See Section 2 of the Offer to Purchase.

                        The Depositary for the Offer is:

                              WACHOVIA BANK, N.A.

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
             By Hand:                            By Mail:                         New York Drop:
   Wachovia Bank -- Depositary         Wachovia Bank -- Depositary         Wachovia Bank -- Depositary
 Shareholder Services Department        Corporate Reorganizations           c/o Boston EquiServe L.P.
Wachovia East Building, 2nd Floor             P.O. Box 9061               Corporate Reorganizations, 3rd
     301 North Church Street                 Boston, MA 02205                         Floor
     Winston-Salem, NC 27101                                                       55 Broadway
                                                                                New York, NY 10006
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
              By Overnight Courier:                               Facsimile for Eligible
           Wachovia Bank -- Depositary                         Institutions: 1-781-794-6352
            Corporate Reorganizations
               70 Campanelli Drive                          To Confirm Fax Only: 1-781-848-0505
               Braintree, MA 02184
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     DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS, OR
TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER, OTHER THAN AS SET FORTH
ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     THIS FORM IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN ELIGIBLE INSTITUTION UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE LETTER OF TRANSMITTAL.

Ladies and Gentlemen:

     The undersigned hereby tenders to NW Acquisition Corp., a Delaware corporation (the "Purchaser") and wholly-owned subsidiary of National Vision Associates, Ltd., a Georgia corporation, upon the terms and subject to the conditions set forth in the Purchaser's Offer to Purchase, dated July 20, 1998 (the "Offer to Purchase"), and in the related Letter of Transmittal (which, together with any amendments or supplements thereto, collectively constitute the "Offer"), receipt of which is hereby acknowledged, Shares pursuant to the guaranteed delivery procedures set forth in Section 2 of the Offer to Purchase.

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Number of Shares: --------------------------------------         Name(s) of Record Holder(s):
Certificate Nos. (if available):

--------------------------------------------------------         --------------------------------------------------------

--------------------------------------------------------         --------------------------------------------------------
                                                                 (Please Print)
Check ONE box if shares will be tendered by
book-entry transfer:
                                                                 --------------------------------------------------------
                                                                                         Address(es)
[ ] The Depository Trust Company
                                                                 --------------------------------------------------------
[ ] Philadelphia Depository Trust Company
                                                                 --------------------------------------------------------
                                                                                                                 Zip Code
                                                                 --------------------------------------------------------
                                                                               Area Code and Telephone Number

Account Number ---------------------------------------
                                                                 --------------------------------------------------------
                                                                                          Signature(s):

                                                                 Dated:                                            , 1998
                                                                       --------------------------------------------
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                     THE GUARANTEE BELOW MUST BE COMPLETED.

                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States, or an "eligible guarantor institution", as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, hereby guarantees to deliver to the Depositary either the certificates representing the Shares tendered hereby, in proper form for transfer, or a Book-Entry Confirmation (as defined in Section 2 of the Offer to Purchase) of a transfer of such Shares, in any such case together with a properly completed and duly executed Letter of Transmittal, or a manually signed facsimile thereof, with any required signature guarantees, and any other documents required by the Letter of Transmittal within three Nasdaq Stock Market trading days after the date hereof.

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------------------------------------------------     ------------------------------------------------
                  Name of Firm                                     Authorized Signature

------------------------------------------------     ------------------------------------------------
                    Address                                               Title

------------------------------------------------     ------------------------------------------------
                    Zip Code                                       Name: (Please Print)

------------------------------------------------
          Area Code and Telephone No.                Dated:                                   , 1998
                                                           -----------------------------------
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          NOTE: DO NOT SEND CERTIFICATES FOR SHARES WITH THIS NOTICE.
       SHARE CERTIFICATES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.

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